UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2020

Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Essential Utilities, Inc. (the “Company”) was held on May 6, 2020 as a virtual meeting pursuant to the notice sent, on or about March 27, 2020, to all shareholders of record at the close of business on March 9, 2020, the record date for the Annual Meeting. At the Annual Meeting:

1. The following nominees were elected as directors of the Company to serve for one-year terms and until their successors are elected and qualified. The votes received are set forth adjacent to the names below:

Name of Nominee	For	Withheld
Elizabeth B. Amato	149,181,906	1,205,349
Nicholas DeBenedictis	148,190,232	2,197,023
Christopher H. Franklin	141,259,741	9,127,514
Wendy A. Franks	149,217,831	1,169,424
Daniel J. Hilferty	148,578,074	1,809,181
Francis O. Idehen	149,070,655	1,316,600
Ellen T. Ruff	147,653,426	2,733,829
Lee C. Stewart	149,012,322	1,374,933
Christopher Womack	149,012,462	1,374,793

There were 34,328,450 broker non-votes recorded for each nominee.

2. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2020 fiscal year, was ratified by the following vote of shareholders:

For	Against	Abstain
179,371,552	4,767,085	577,068

There were no broker non-votes for the ratification of the independent registered public accounting firm.

3. The advisory vote to approve the compensation paid to the Company’s named executive officers for 2019 as disclosed in the Company’s Proxy Statement for the Annual Meeting was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
142,172,027	5,677,071	2,538,157	34,328,450

4. An Amendment to the Amended and Restated Articles of Incorporation, as amended, (the “Articles of Incorporation”) to establish a majority voting standard in uncontested director elections was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
147,720,876	1,907,136	759,243	34,328,450

5. An Amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 300 million to 600 million was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
174,301,972	8,967,684	1,446,049	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

May 11, 2020	By:	/s/ Christopher P Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel and Secretary